                                 TCW/DW BALANCED FUND
                                       CLASS A
                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       09/30/97

                                  6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period


YIELD = 2 { [ ((103.24 - 49.28) /3331.76 X14.42) +1] -1}

                        =               1.35%

                                 TCW/DW BALANCED FUND
                                       CLASS B
                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       09/30/97

                                  6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period


                                                               6
YIELD = 2 { [ ((12445.61 - 9365.40) /401850.359 X13.67) +1] -1}

                       =               0.67%

                                 TCW/DW BALANCED FUND
                                       CLASS C
                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       09/30/97

                                  6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period


                                                                   6
YIELD = 2 { [ ((201847.87 - 151895.80) /6517360.804 X13.67) +1] -1}

                       =               0.67%

                                 TCW/DW BALANCED FUND
                                       CLASS D
                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       09/30/97

                                  6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period


                                                      6
YIELD = 2 { [ ((22.79 - 8.80) /734.920 X13.67) +1] -1}

                        =               1.68%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                               TCW/DW BALANCED FUND (A)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |         ERV            |
         T  = |    \  |      ---------         |  - 1
              |     \ |          P             |
              |      \|                        |
              |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
       ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT


                                                                                            (A)
      $1,000             ERV AS OF            AGGREGATE              NUMBER OF          AVERAGE ANNUAL
   INVESTED -  P         30-Sep-97           TOTAL RETURN            YEARS - n         TOTAL RETURN - T
-----------------    -----------------     -----------------     -----------------     -----------------
    28-Jul-97             $953.40               (4.66%)                0.18                    NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          EV            |
         t  = |    \  |     -------------      |  - 1
              |     \ |           P            |
              |      \|                        |
              |_                              _|

                       EV
         TR  =     ----------     - 1
                       P


    t  = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P  = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                                  (C)                                         (B)
     $1,000              EV AS OF                TOTAL               NUMBER OF          AVERAGE ANNUAL
  INVESTED - P           30-Sep-97            RETURN - TR            YEARS - n         TOTAL RETURN - t
-----------------    -----------------     -----------------     -----------------     -----------------
    28-Jul-97            $1,006.20               0.62%                 0.18                    NA


(D)      GROWTH OF $10,000*
(E)      GROWTH OF $50,000*
(F)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                           TOTAL             (D) GROWTH OF                (E) GROWTH OF             (F) GROWTH OF
   INVESTED - P         ETURN - TR        $10,000 INVESTMENT-G       $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
-----------------    -----------------   ------------------------   ------------------------    ------------------------
    28-Jul-97              0.62                  $9,534                      $48,298                     $97,601


*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                               TCW/DW BALANCED FUND (B)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          ERV           |
         T  = |    \  |     -------------      |  - 1
              |     \ |           P            |
              |      \|                        |
              |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT



                                                                                            (A)
      $1,000            ERV AS OF            AGGREGATE              NUMBER OF          AVERAGE ANNUAL
   INVESTED - P         30-Sep-97           TOTAL RETURN            YEARS - n         TOTAL RETURN - T
-----------------    -----------------     -----------------     -----------------     -----------------
    28-Jul-97              $954.80              (4.52%)                 0.18                   NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          EV            |
         t  = |    \  |     -------------      |  - 1
              |     \ |           P            |
              |      \|                        |
              |_                              _|

                       EV
         TR  =     ----------     - 1
                       P


    t  = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P  = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                                  (C)                                         (B)
      $1,000             EV AS OF                TOTAL               NUMBER OF          AVERAGE ANNUAL
  INVESTED - P           30-Sep-97            RETURN - TR            YEARS - n         TOTAL RETURN - t
-----------------    -----------------     -----------------     -----------------     -----------------
    28-Jul-97            $1,004.80               0.48%                 0.18                   NA




(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                           TOTAL              (D) GROWTH OF                (E) GROWTH OF             (F) GROWTH OF
   INVESTED - P         ETURN - TR         $10,000 INVESTMENT-G      $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
-----------------    -----------------   ------------------------   ------------------------    -----------------------
    28-Jul-97              0.48                   $10,048                   $50,240                    $100,480


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                               TCW/DW BALANCED FUND (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          ERV           |
         T  = |    \  |     -------------      |  - 1
              |     \ |           P            |
              |      \|                        |
              |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT



                                                                                             (A)
      $1,000            ERV AS OF            AGGREGATE              NUMBER OF           AVERAGE ANNUAL
   INVESTED - P         30-Sep-97           TOTAL RETURN            YEARS - n          TOTAL RETURN - T
-----------------    -----------------     -----------------     -----------------     -----------------
    30-Sep-96            $1,176.70              17.67%                1.00                  17.67%

    29-Oct-93            $1,419.30              41.93%                3.92                   9.34%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          EV            |
         t  = |    \  |     -------------      |  - 1
              |     \ |           P            |
              |      \|                        |
              |_                              _|

                       EV
         TR  =     ----------     - 1
                       P


    t  = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P  = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                                  (C)                                         (B)
     $1,000              EV AS OF                TOTAL               NUMBER OF          AVERAGE ANNUAL
  INVESTED - P           30-Sep-97            RETURN - TR            YEARS - n         TOTAL RETURN - t
-----------------    -----------------     -----------------     -----------------     -----------------

    30-Sep-96           $1,186.70                18.67%                 1.00                 18.67%

    29-Oct-93           $1,419.30                41.93%                 3.92                  9.34%



(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                           TOTAL              (D) GROWTH OF                (E) GROWTH OF             (F) GROWTH OF
   INVESTED - P         ETURN - TR         $10,000 INVESTMENT-G      $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
-----------------    -----------------   ------------------------   ------------------------    ------------------------
    29-Oct-93              41.93                  $14,193                    $70,965                     $141,930


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                               TCW/DW BALANCED FUND (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          EV            |
         t  = |    \  |     -------------      |  - 1
              |     \ |           P            |
              |      \|                        |
              |_                              _|

                       EV
         TR  =     ----------     - 1
                       P


    t  = AVERAGE ANNUAL COMPOUND RETURN
    n  = NUMBER OF YEARS
    EV = ENDING VALUE
    P  = INITIAL INVESTMENT
    TR = TOTAL RETURN


                                                  (B)                                         (A)
      $1,000            EV AS OF                 TOTAL               NUMBER OF          AVERAGE ANNUAL
   INVESTED - P         30-Sep-97             RETURN - TR            YEARS - n        COMPOUND RETURN - t
-----------------    -----------------     -----------------     -----------------    -------------------
    28-Jul-97           $1,006.50                0.65%                  0.18                   NA


(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


      $10,000               TOTAL               (C) GROWTH OF            (D) GROWTH OF            (E) GROWTH OF
   INVESTED - P         RETURN - TR        $10,000 INVESTMENT- G     $50,000 INVESTMENT- G    $100,000 INVESTMENT- G
-----------------    -----------------     ---------------------     ---------------------    ----------------------
    28-Jul-97              0.65                   $10,065                   $50,325                  $100,650
